September 24, 2001


Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Southern Missouri Bancorp, Inc., we cordially invite you to attend the 2001 Annual Meeting of Shareholders. The meeting will be held at 9:00 a.m. local time, on Monday, October 15, 2001 at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri.

         The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and entertain your questions and comments.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

         Your Board of Directors and management are committed to the continued success of Southern Missouri Bancorp, Inc., and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.


                                              Sincerely,

                                              /s/ Greg A. Steffens

                                              Greg A. Steffens
                                              President

                         SOUTHERN MISSOURI BANCORP, INC.
                                 531 Vine Street
                          Poplar Bluff, Missouri 63901
                                 (573) 785-1421


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on October 15, 2001


         Notice is hereby given that the annual meeting of shareholders of Southern Missouri Bancorp, Inc. will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, on Monday, October 15, 2001, at 9:00 a.m. local time.

         A proxy card and a proxy statement for the annual meeting are enclosed.

         The annual meeting is for the purpose of considering and voting on the following proposals:

         Proposal 1.  Election  of three directors of Southern Missouri Bancorp, each with a term of three years; and

         Proposal 2.  Ratification of the appointment of Kraft,  Miles &  Tatum,
                      LLC as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2002.

Shareholders also will transact such other matters as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

         The Board of Directors has fixed the close of business on September 14, 2001, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.



                                         BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Samuel H. Smith

                                        SAMUEL H. SMITH
                                        Secretary


Poplar Bluff, Missouri
September 24, 2001

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

                         SOUTHERN MISSOURI BANCORP, INC.
                                 531 Vine Street
                          Poplar Bluff, Missouri 63901
                                 (573) 785-1421
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         To be held on October 15, 2001
                              --------------------


         Southern Missouri Bancorp, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of Southern Missouri Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about September 24, 2001. Certain of the information provided herein relates to Southern Missouri Bank and Trust, a wholly owned subsidiary of Southern Missouri Bancorp. Southern Missouri Bank and Trust may also be referred to from time to time as the "Bank." References to "Southern Missouri Bancorp", "we", "us" and "our" refer to Southern Missouri Bancorp, Inc. and, as the context requires, Southern Missouri Bank and Trust.

                      INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.


           Our annual meeting will be held as follows:

           Date:         October 15, 2001
           Time:         9:00 a.m., local time
           Place:        Greater Poplar Bluff Chamber of Commerce
                         1111 West Pine Street
                         Poplar Bluff, Missouri

Matters to be Considered at the Annual Meeting.

         At the meeting, shareholders of Southern Missouri Bancorp are being asked to consider and vote upon the following proposals:


           Proposal I.        Election of three directors of   Southern Missouri
                              Bancorp, each with a term of three years; and

           Proposal II.       Ratification  of the  appointment  of  Kraft,
                              Miles & Tatum, LLC as Southern Missouri Bancorp's independent auditors for the fiscal year ending
                              June 30, 2002.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

         We have fixed the close of business on September 14, 2001 as the record date for shareholders entitled to notice of and to vote at the Southern Missouri Bancorp annual meeting. Only holders of record of Southern Missouri Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Southern Missouri Bancorp common stock you own. On September 14, 2001, 1,237,580 shares of Southern Missouri Bancorp common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

         If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." Each of the proposals described in this proxy statement is considered a "discretionary" item under the Nasdaq Stock Market rules.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?

         We maintain an employee stock ownership plan ("ESOP") which owns 6.61% of Southern Missouri Bancorp common stock. Employees of Southern Missouri Bancorp and Southern Missouri Bank and Trust participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of Southern Missouri Bancorp common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of Southern Missouri Bancorp common stock held in the ESOP but not allocated to any participant's account and allocated shares for which no voting instructions are received from participants will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

         A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Southern Missouri Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

         If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after November 14, 2001. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal I: Election of Directors.

         Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Pursuant to our Certificate of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes for a particular nominee will have the same effect as a vote against the respective nominee. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF MANAGEMENT'S DIRECTOR NOMINEES.

Vote Required to Approve Proposal II: Election of Our Independent Auditors.

         Ratification of the appointment of Kraft, Miles & Tatum, LLC as our independent auditors for the fiscal year ending June 30, 2002 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Abstentions and broker non-votes on the proposal to ratify the appointment of Kraft, Miles & Tatum, LLC as our independent auditors, will have the same effect as a vote against the proposal. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY KRAFT, MILES & TATUM LLC AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

How Do I Vote at the Annual Meeting?

         Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Southern Missouri Bancorp common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

         Voting instructions are included on your proxy card. Shares of Southern Missouri Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to Southern Missouri Bancorp with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" ratification of the appointment of Kraft, Miles & Tatum, LLC as our independent auditors for the fiscal year ending June 30, 2002. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

         You may revoke your proxy before it is voted by:

          o    submitting a new proxy with a later date;

          o notifying the Corporate Secretary of Southern Missouri Bancorp in writing before the annual meeting that you have revoked your proxy; or

          o    voting in person at the annual meeting.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.


Proxy Solicitation Costs.

         We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.


            STOCK OWNERSHIP OF SOUTHERN MISSOURI BANCORP COMMON STOCK

Stock Ownership of Directors and Executive Officers and 5% Owners.

         The following table sets forth, as of the September 14, 2001 voting record date, information regarding share ownership of:

          o those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Southern Missouri Bancorp common stock;

          o    each director and director  nominee of Southern  Missouri Bancorp
               Inc.;

          o    each executive  officer of Southern Missouri Bancorp named in the
               Summary    Compensation    Table   appearing   under   "Executive
               Compensation" below; and

          o all current directors and executive officers of Southern Missouri Bancorp as a group.

         The address of each of the beneficial owners, except where otherwise indicated, is the same address as Southern Missouri Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Southern Missouri Bancorp.

         Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after September 14, 2001 are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.


                                                                        Number of     Percent of
                                                                         Shares         Common
                                                                      Beneficially       Stock
                           Beneficial Owners                            Owned(1)      Outstanding
--------------------------------------------------------------------  -------------  -------------
  Beneficial Owners of More Than 5%
  Southern Missouri Bancorp, Inc.                                         81,826            6.61%
  Employee Stock Ownership Plan Trust(2)
     531 Vine Street
     Poplar Bluff, Missouri 63901
  Donald R. Crandell(3)                                                   92,793            7.50
     1815 Zehm Street
     Poplar Bluff, Missouri 63901
  Jeffrey L. Gendell                                                      99,500            8.04
     Tontine Financial partners, L.P.
     200 Park Avenue, Suite 300
     New York, New York 10166(4)
  Directors and Named Executive Officers
  Thadis R. Seifert                                                       62,554            5.05
  Greg A. Steffens(5)                                                     48,192            3.80
  Samuel H. Smith                                                         44,277            3.55
  Leonard W. Ehlers(6)                                                    44,277            3.58
  James W. Tatum(7)                                                       44,277            3.58
  Ronnie D. Black                                                          7,650            *
  L. Douglas Bagby                                                         7,650            *
  Sammy A. Schalk                                                         13,600            1.09
  Directors and executive officers of Southern Missouri                  289,413           22.13
     Bancorp, Inc. and Southern Missouri Bank and Trust
     as a group (9 persons)(8)
-------------------------------------

(1) Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are options to purchase shares of Southern Missouri Bancorp common stock as follows: Mr. Steffens - 30,000 shares; Mr. Smith - 10,712 shares; Mr. Black - 5,000 shares; Mr. Bagby - 5,000 shares; and Mr. Schalk - 5,000 shares.
(2) Represents shares held by the ESOP. Of these shares, 55,730 shares have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Southern Missouri Bancorp common stock allocated to his or her account.
(3)  Based on  information  provided by Donald R.  Crandell as of  September  1,
     2001.
(4) As reported by Jeffrey L. Gendell and Tontine Financial Partners L.P. in a statement dated August 20, 2001 on Schedule 13D under the Securities and Exchange Act of 1934, as amended.
(5)  Includes 2,192 shares allocated to Mr. Steffens' account under the ESOP.
(6)  Includes 13,565 shares held solely by Mr. Ehlers' spouse.
(7)  Includes 10,000 shares held solely by Mr. Tatum's spouse.
(8) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase
     70,203 shares of Southern Missouri Bancorp common stock granted to directors and executive officers.



Section 16(a) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities Exchange Act of 1934 requires Southern Missouri Bancorp's directors and executive officers, and persons who own more than 10% of Southern Missouri Bancorp's common stock to report their initial ownership of Southern Missouri Bancorp's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Southern Missouri Bancorp is required to disclose in this proxy statement any late filings or failures to file.

         Southern Missouri Bancorp is aware of the late filing of a Form 3 for Sammy A. Schalk related to Mr. Schalk's appointment to the Board of Directors on October 17, 2000, and of the late filing of a Form 3 for James W. Duncan related to Mr. Duncan's appointment as Executive Vice President on August 19, 1999. Except as set forth above, Southern Missouri Bancorp believes, based solely on a review of the copies of such reports furnished to us and written representations relative to the filing of certain forms, that no other late reports occurred during the fiscal year ended June 30, 2001. All other Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         Our Board of Directors consists of eight members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth information regarding each director of Southern Missouri Bancorp and each nominee for director, including his age, position on the board and term of office. The Board of Directors selects nominees for election as directors. All of our nominees currently serve as Southern Missouri Bancorp directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.


                                                     Position(s) Held with
                                                Southern Missouri Bancorp, Inc.             Director       Term to
            Name              Age(1)         and Southern Missouri Bank and Trust           Since(2)       Expire
----------------------------  ------- ---------------------------------------------------- ------------ ------------

                                                  Director Nominees
                                                  ------------------
 Leonard W. Ehlers              82     Director                                               1961          2004
 Thadis R. Seifert              82     Chairman                                               1971          2004
 Sammy A. Schalk                52     Director                                               2000          2004

                                           Directors Continuing in Office
                                           -------------------------------
 Ronnie D. Black                53     Director                                               1997          2002
 James W. Tatum                 75     Director                                               1983          2002
 Greg A. Steffens               34     President                                              2000          2003
 Samuel H. Smith                63     Director and Secretary                                 1988          2003
 L. Douglas Bagby               52     Director                                               1997          2003
---------------------------------

(1)  At June 30, 2001.
(2) Includes service as a director of Southern Missouri Bank and Trust, except for Mr. Ehlers who only serves on the Board of Directors of Southern Missouri Bancorp.

         Set forth below is the principal occupation of each director of Southern Missouri Bancorp and of each of the nominees for director. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

         Leonard W. Ehlers. Mr. Ehlers is presently retired. He served as Official Court Reporter of the 36th Judicial Circuit and owner of Ehlers Reporting Service for over 39 years. Mr. Ehlers served as Chairman of the Board of Southern Missouri Bank and Trust from 1994 to 1999. He is currently Vice Chairman of the Board of Directors of Southern Missouri Bancorp.

         Thadis R. Seifert. Mr Seifert is Chairman of Southern Missouri Bancorp. He is a former Executive Vice President of Southern Missouri Bank and Trust, a position he held from 1976 to 1985.

         Sammy A. Schalk. Mr. Schalk is the President and principal owner of Gamblin Lumber Company. Mr. Schalk serves on the Municipal Board of Public Utilities and the advisory committee for the Industrial Technology Department of the local junior college.

         Ronnie D. Black. Mr. Black serves as Executive Director of the General Association of General Baptists, a position he has held since 1997. Mr. Black served as Stewardship Foundation Director of the General Association of General Baptists from 1978 to 1997.

         James W. Tatum. Mr. Tatum is presently retired. He is a former member and partner of Kraft, Miles & Tatum, LLC, an accounting firm, for over 40 years. He is currently Vice Chairman of the Board of Directors of Southern Missouri Bank and Trust.

         Greg A. Steffens. Mr. Steffens has served as President of Southern Missouri Bancorp since October 2000. Prior to being elected President, Mr. Steffens served as Chief Financial Officer of Southern Missouri Bancorp, and President and Chief Executive Officer of Southern Missouri Bank and Trust. Before joining Southern Missouri Bancorp, Mr. Steffens was the Chief Financial Officer of Sho-Me Financial Corporation and 1st Savings Bank from December, 1993 until February, 1998.

         Samuel H. Smith. Mr. Smith is currently the Secretary of Southern Missouri Bancorp and Chairman of the Board of Directors of Southern Missouri Bank and Trust. He is President, Chief Executive Officer and majority stockholder of S.H. Smith and Company, Inc., an engineering consulting firm in Poplar Bluff, Missouri.

         L. Douglas Bagby. Mr. Bagby is General Manager of Municipal Utilities of the City of Poplar Bluff, a position he has held since 1989.



                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

Meetings

         The Board of Directors of Southern Missouri Bancorp generally meets on a monthly basis, holding additional special meetings as needed. During fiscal 2001, the Board of Directors of Southern Missouri Bancorp held 12 regular meetings and no special meetings. Meetings of the Board of Directors of Southern Missouri Bank and Trust are also generally held on a monthly basis. The Board of Directors of Southern Missouri Bank and Trust held 12 regular meetings and three special meetings during fiscal 2001. No director of Southern Missouri Bancorp or of the Bank attended fewer than 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

Committees

         The Board of Directors of Southern Missouri Bancorp has standing Executive, Audit, Personnel and Nominating Committees.

         The Executive Committee generally acts in lieu of the full Board of Directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire Board of Directors. The Executive Committee is composed of Directors Steffens, Tatum, Ehlers and Seifert. The Executive Committee did not meet in fiscal 2001.

         The Audit Committee of Southern Missouri Bancorp operates under a written charter adopted by the full Board of Directors, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee currently has seven members, Chairman Tatum and directors Bagby, Black, Ehlers, Schalk, Seifert and Smith, each of whom is an "independent director" under the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. This committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

         o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

         o   ascertaining   the  existence  of  effective   accounting  and
             internal control systems; and

         o   overseeing   the  entire  audit  function  both  internal  and
             independent.

         In fiscal 2001, this committee met five times.

         The Personnel Committee consists of Directors Seifert (Chairman), Smith and Bagby. Personnel issues are usually discussed at the monthly Board of Director meetings. Accordingly, this Committee meets on an as-needed basis to review promotions and to interview staff at the officer level. This committee met one time during fiscal 2001.

         The entire Board of Directors acts as the Nominating Committee for selecting nominees for election as directors. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited nominations. The full Board of Directors met one time in its capacity as Nominating Committee during the fiscal year ended June 30, 2001.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Southern Missouri Bancorp specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

         The Board of Directors has adopted a charter for the Audit Committee, which charter is attached as Appendix A to this proxy statement. The Audit Committee has issued the following report with respect to the audited financial statements of Southern Missouri Bancorp for the fiscal year ended June 30, 2001:

         o   The  Audit  Committee  has  reviewed  and  discussed  with the
             Company's   management  the  Company's   fiscal  2001  audited
             financial statements;

         o The Audit Committee has discussed with the Company's independent auditors (Kraft, Miles & Tatum, LLC) the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2001 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.

                                 James W. Tatum
                                L. Douglas Bagby
                                 Ronnie D. Black
                                Leonard W. Ehlers
                                 Sammy A. Schalk
                                Thadis R. Seifert
                                 Samuel H. Smith


                              DIRECTOR COMPENSATION

Fees

         Members of Southern Missouri Bancorp's Board of Directors receive a fee of $900 per month. Non-employee members of the Board of Directors of Southern Missouri Bank and Trust also receive a fee of $900 per month. Additionally, the non-employee members of the Board of Directors of SMS Financial Services, Inc., a wholly owned subsidiary of Southern Missouri Bank and Trust, receive a fee of $300 per quarter. Total fees paid to directors of Southern Missouri Bancorp, Southern Missouri Bank and Trust and SMS Financial Services, Inc. during the fiscal year ended June 30, 2001 were $153,900.

Directors' Retirement Agreements

         Effective April 13, 1994, Southern Missouri Bank and Trust entered into individual retirement agreements with Messrs. Ehlers, Seifert, Smith, Tatum and the Estate of Robert Seifert, a former director. Southern Missouri Bank and Trust entered into similar agreements with directors Bagby and Black on October 19, 1999, and with director Schalk on November 20, 2000. These agreements were entered into in recognition of the directors' past service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director's retirement agreements are unfunded and unsecured obligations of Southern Missouri Bank and Trust that is payable solely out of the general assets of Southern Missouri Bank and Trust.


                             EXECUTIVE COMPENSATION

Summary Compensation Table.

         The following table sets forth summary information concerning compensation awarded to, earned by or paid to Southern Missouri Bancorp's chief executive officer. No other executive officer of Southern Missouri Bancorp earned a salary and bonus in excess of $100,000 for the fiscal year ended June 30, 2001. Mr. Steffens received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of his annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.



                                                                                    Long Term
                                                        Annual                    Compensation
                                                    Compensation(1)                  Awards
                                  --------------------------------------- -----------------------------
                                                                            Restricted
                                                                               Stock        Options/          All Other
       Name and Principal                        Salary          Bonus        Awards          SARs          Compensation
            Position                 Year          ($)            ($)           ($)            (#)               ($)
--------------------------------  ---------- --------------  ------------ --------------- -------------  -----------------

Greg A. Steffens                     2001      $ 112,244          $  ---     $   ---         $   ---            $15,106(3)
  President
                                     2000        103,000             ---         ---             ---             15,372

                                     1999         94,946             ---      20,250(2)       15,000                ---
-----------

(1)      All compensation and benefits are paid by the Bank.
(2) Based on the $13.50 closing price per share of the common stock on the Nasdaq Stock Market on May 18, 1999, the date of grant. Twenty percent of the restricted shares vested on each of April 13, 2000 and April 13, 2001, and the remaining shares are scheduled to vest in three equal annual installments on April 13, 2002, 2003 and 2004. Based on the $14.00 closing price per share of the Common Stock on the Nasdaq Stock Market on June 29, 2001, the last day the stock was traded in fiscal 2001, the remaining 900 restricted shares held by Mr. Steffens had an aggregate market value of $12,600 as of June 30, 2001. Mr. Steffens is entitled to receive all dividends paid on the restricted shares.
(3) Represents contributions made to the ESOP on behalf of Mr. Steffens totaling $15,106.


Aggregated Option Exercises in Last Fiscal Year And FY-End Option/SAR Values Table.

         The following table summarizes certain information relating to the value of options held by Mr. Steffens at June 30, 2001. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Mr. Steffens did not exercise any of his options during the fiscal year. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on June 30, 2001, which was $14.00 per share, based on the closing price of Southern Missouri Bancorp common stock as reported on the Nasdaq National Market on June 29, 2001, the last trading day in fiscal 2001. These values have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Southern Missouri Bancorp common stock on the date of exercise. Unexercisable options are those options which were not vested as of June 30, 2001.




                                                     Number of Securities               Value of Unexercised
                          Shares                    Underlying Unexercised              In-the-Money Options
                        Acquired on     Value        Options at FY-End (#)                   FY-End ($)
                         Exercise     Realized   -----------------------------------  --------------------------------
Name                        (#)          ($)       Exercisable      Unexercisable      Exercisable     Unexercisable
----------------------  ------------  ---------- ----------------  -----------------  --------------  ----------------

Greg A. Steffens            ---         $---           30,000              ---             $7,500            $---


Employment Agreement

         Mr. Steffens has an employment agreement with Southern Missouri Bank and Trust. The agreement provides for an annual base salary in an amount not less than Mr. Steffens' current salary and an initial term of one year. The agreement also provides for annual extensions of one year on each anniversary of the effective date of the agreement (i.e., each June 30). The agreement terminates upon the Mr. Steffens' death, upon Mr. Steffens' termination for cause, or by Mr. Steffens upon 90 days notice to us.

         The employment agreement provides for payment to Mr. Steffens of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of Southern Missouri Bancorp or the Bank, where employment terminates involuntarily in connection with the change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would qualify as a change in control under (i) the Home Owners Loan Act of 1933 with respect to Southern Missouri Bancorp; or (ii) the Change in Bank Control Act with respect to Southern Missouri Bank and Trust; or
(iii) where the current members of the Board of Directors of either Southern Missouri Bancorp or Southern Missouri Bank and Trust cease for any reason to constitute at least a majority thereof. Such events are generally triggered prior to the acquisition of control of 10% of Southern Missouri Bancorp's common stock. The agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current compensation, if Mr. Steffens was terminated as of June 30, 2001, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $280,000.


                 PROPOSAL II -- RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has renewed Southern Missouri Bancorp's arrangement for Kraft, Miles & Tatum, LLC to be its auditors for the fiscal year ended June 30, 2002, subject to the ratification of Southern Missouri Bancorp's shareholders. A representative of Kraft, Miles & Tatum, LLC is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

         Aggregate fees billed by Kraft, Miles & Tatum, LLC for professional services rendered for the audit of Southern Missouri Bancorp's financial statements for fiscal 2001 and the review of the financial statements included in the Southern Missouri Bancorp's quarterly reports on Form 10-QSB for the fiscal year were $34,215.

All Other Fees

         Other than audit fees, the aggregate fees billed to Southern Missouri Bancorp by Kraft, Miles & Tatum, LLC for fiscal 2001 were $25,396. Southern Missouri Bancorp did not incur any fees related to financial information systems design and implementation.

         The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2001 by Kraft, Miles & Tatum, LLC, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

         THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT  SHAREHOLDERS  VOTE  "FOR"
RATIFICATION OF KRAFT, MILES & TATUM, LLC AS SOUTHERN MISSOURI BANCORP'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.


                              CERTAIN TRANSACTIONS

         Like many financial institutions, Southern Missouri Bank and Trust has followed a policy of granting loans to our officers, directors and employees on the security of their primary residences and also of granting consumer loans to such persons. We have never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Southern Missouri Bancorp and Southern Missouri Bank and Trust are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectibility or present other unfavorable features. At June 30, 2001, loans to directors and executive officers totaled $1,585,233.

                              FINANCIAL STATEMENTS

         Southern Missouri Bancorp's annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Southern Missouri Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         In addition, a copy of Southern Missouri Bancorp's annual report on Form 10-KSB for the fiscal year ended June 30, 2001, is available to each record and beneficial owner of Southern Missouri Bancorp's common stock without charge upon written request to the Corporate Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri, 63901.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in Southern Missouri Bancorp's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Southern Missouri Bancorp's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than May 27, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation's main office no later than August 12, 2002.

                                 ANNUAL REPORTS

         A copy of the Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge upon written request to Samuel H. Smith, Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri 63901.

                                  OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                     APPENDIX  A

                         SOUTHERN MISSOURI BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

Committee Role

The Audit Committee is appointed by the Board of Directors to oversee all aspects of the Bank's financial reporting, control and audit functions, except those specifically related to the responsibilities of another standing committee of the Board. The Audit Committee's role is to review and monitor the adequacy of corporate financial reporting, accounting systems and controls; to help ensure that the Bank prepares externally distributed financial statements that are complete, accurate and in accordance with generally accepted accounting principles consistently applied; and to help ensure compliance with the Bank's internal policies, standards of business conduct and external regulatory requirements.

The Audit Committee and any of its members shall, if requested by them, be given full access to any and all information within the custody or control of the Bank, including, without limitation, information known to any of its officers, employees, consultants, legal counsel, independent auditors or any other member of the Board of Directors. The Audit Committee will encourage full and free interchange among the Bank's Board of Directors, President, Chief Financial Officer, other Bank executives and the independent auditors as the Audit Committee deems appropriate. The Committee shall have access to its own counsel and other advisors at the Committee's sole discretion and it shall be authorized to access internal and external resources, as it requires, to carry out its responsibilities.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to help ensure to the Directors and shareholders that the corporate accounting and reporting practices of the Bank meet the applicable requirements and are of high quality.

Committee Membership

The Audit Committee shall consist of at least three of the Company's outside directors who should be (1) independent; (2) have the ability to read and understand fundamental financial statements, including the Bank's balance sheet, income statement, statement of cash flows, and key performance indicators; and
(3) have the ability to understand key business and financial risks and related controls and control processes. At least one member should have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the above, one director who is not independent and is not a current employee or immediate family member of such employee may be a member of the Audit Committee if (1) the Board of Directors determines that membership is required by the best interests of the Bank and its shareholders, and (2) the Board of Directors discloses, in the annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Committee Responsibilities

The Audit Committee's specific responsibilities are to:

o Recommend selection of the independent auditors to audit the financial statements of the Bank for the fiscal year. The Committee is also responsible for evaluation and replacement of the independent auditors, as appropriate.

o Ensure that the independent auditors are ultimately accountable to the Board of Directors and Audit Committee.

o Require an annual written statement by the independent auditors confirming their independence, assess the impact and extent of non-audit services they are providing and provide oversight responsibility for the annual audit.

o Review the annual audit plan, and changes to it, with the independent auditors and Bank management.

o Review the results of the annual audit with the independent auditors and Bank management, and review:

     1.   The Bank's annual financial statement and related footnotes;

     2. The quality and appropriateness of the Bank's accounting principles as applied to its financial reporting;

     3. Changes in accounting principles or practices that had or are expected to have a significant effect on the financial statements;

     4. Adjustments to the financial statements recommended by the independent auditors;

     5. Uncorrected misstatements aggregated by the independent auditors that are determined by management to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole;

     6. Significant audit findings during the year and management's responses thereto; and

     7. Other matters required by the independent auditors to be communicated to the Audit Committee.

o Recommend to the Board of Directors that the audited financial statements be included in the Company's Form 10-KSB for the last fiscal year.

o Review, in consultation with management and the independent auditors, the effectiveness and adequacy of the Bank's processes and internal controls relating to finance and accounting, financial reporting and information systems.

o Inquire of management and the independent auditors regarding significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Investigate, when deemed necessary, potential improprieties or known improprieties in the Company's operations.

o Recommend to the Board of Directors, when deemed advisable, that the independent auditors engage in specific studies regarding auditing matters, accounting procedures and other matters.

o Review with Company counsel and tax executives, the legal and regulatory matters that may have a material impact on the Company's financial statements.

o Convene at least four times each fiscal year and report the Audit Committee's activities to the Board at least annually. Some or all of these meetings may include meeting with the Company's management and with the independent auditors to discuss any issues arising from the Committee's responsibilities.

o Meet with the independent auditors at least annually in separate private sessions to discuss any matters that the Committee or the independent auditors believe should be discussed with the Committee. The independent auditors or legal counsel may, at any time, request and cause to be convened a meeting with the Audit Committee or Audit Committee Chairperson, with or without management attendance.

o Include a report of the Audit Committee in the proxy statement relating to the Company's annual shareholders' meeting. The report should report on the matters then currently required by the SEC.

o Review quarterly earnings results prior to the Company's earnings release, or, if not practical, prior to filing its quarterly Form 10-QSB with the Securities and Exchange Commission. The Chairperson may represent the entire Committee for purposes of this review.

o Annually review and reassess the adequacy of the Audit Committee Charter and ensure it is included as an appendix to the Company's proxy statement at least once every three years.

                                 REVOCABLE PROXY
                         SOUTHERN MISSOURI BANCORP, INC.


                         ANNUAL MEETING OF SHAREHOLDERS
                                October 15, 2001


         The undersigned hereby appoints Thadis R. Seifert, James W. Tatum, and Ronnie D. Black as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 15, 2001, at 9:00 a.m., Central Time, and at any and all adjournments thereof, as follows:


                                                                          VOTE
                                                            FOR         WITHHELD

  1.  The election as directors of all nominees listed     _____         ______
      below (except as marked to the contrary below).

      Leonard W. Ehlers
      Thadis R. Seifert
      Sammy A. Schalk


      INSTRUCTION:  To withhold your vote for
      any individual nominee, write that nominee's name on the line below.


      ----------------------------------

                                                   VOTE
                                                   FOR      AGAINST    ABSTAIN

  2.  The ratification of the appointment
      of Kraft, Miles & Tatum, LLC as auditors    _____     ______      ______
      of the Corporation for the fiscal year
      ending June 30, 2001.

  3. Such other matters that may properly come before the Meeting or any adjournments thereof.


         The Board of Directors recommends a vote "FOR" the above proposals.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of notice of the Meeting, a proxy statement dated September 24, 2001 and the 2001 Annual Report to Shareholders.


Dated: _________________________, 2001




--------------------------------             ---------------------------------
PRINT NAME OF SHAREHOLDER                    PRINT NAME OF SHAREHOLDER



--------------------------------             ---------------------------------
SIGNATURE OF SHAREHOLDER                     SIGNATURE OF SHAREHOLDER



Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.




PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.